201500008714
Filed for Record in
POTTAWATOMIE OKLAHOMA
RAESHEL FLEWALLEN, COUNTY CLERK
07-13-2015 At 11:06 am.
ASSIGNMENT 13.00

ASSIGNMENT

Instrument 201500008714 PG 1 OF 1

KNOW ALL MEN BY THESE PRESENTS: WHEREAS Independence Energy Corp, 219 Chemin Metairie Road, Youngsville, La. 70592 is hereinafter referred to as ASSIGNOR, and

Nitro Petroleum Inc. 14285 Acme Rd., Shawnee, OK 74804

Hereinafter referred to as ASSIGNEE for and in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby grant, bargain, sell, transfer, assign and convey, unto ASSIGNEE, its successors and assigns, all rights, title and interest asset out below in and to the oil and gas leases covering the following to wit:

Quinlan #1, NWNENW, Section 19, T11N, R5E, Pottawatomie County, OK = 10.0% WI

Quinlan#2,CNENW/4 Section 19, T11N, R5E, Pottawatomie County, OK = 10.0% WI

Quinlan#3, NENENW/4, Section 19, T11N, R5E, Pottawatomie County, OK = 10.0% WI

Quinlan #4 NE NE NW/4 Section 19, T11N, R5E, Pottawatomie County, OK = 10.0% WI

THIS ASSIGNMENT is subject to the unrecorded Joint Operating Agreement.

THIS ASSIGNMENT is subject to all Royalty, Overriding Royalty and applicable leasehold burdens.

THIS ASSIGNMENT is made effective March 01, 2015.

THIS ASSIGNMENT is made without warranty, express or implied.

DATED this 1st day of June, 2015.

Assignor: [signature] G. DARCY KLUG

Assignee: [signature]

ACKNOWLEDGMENT

STATE OF Louisiana

~~COUNTY~~ Parish OF Lafayette) G. Darcy Klug

Before ME, THE UNDERSIGNED, a Notary Public, in and for said county and state on this 1st day of June, 2015 personally came and appeared to me known to be the identical person who subscribed the name and the maker thereof to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act deed for the uses and purposes there in set fore.

Given under my hand and seal of office the day year last above written.

My commission Expires ______________

[signature]
Notary Public
Samuel E. Masur
Notary Public
State of Louisiana
My Commission is Issued for Life
La. Bar Roll No. 1221

STATE OF Arizona